UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2016

MATTSON TECHNOLOGY, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-24838	77-0208119
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

47131 Bayside Parkway
Fremont, California    94538
(Address of Principal Executive Offices including Zip Code)
(510) 657-5900
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement

On January 7, 2016, Mattson Technology, Inc. (the "Company") and Sir Properties Trust, as "tenant" and "landlord", entered into the First Lease Amendment (the "Amendment") for the premises at 47131 Bayside Parkway, Fremont, California. The Amendment extends the Company's lease term through December 31, 2026. Under the terms of the Amendment, the base monthly rent was adjusted to $130,946 during the first year, with escalating payments in subsequent years to a maximum of $175,981 in 2026.

The foregoing summary of the amendment is subject to, and qualified in its entirety by, the full text of the Amendment attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description
10.1	First Lease Amendment dated January 7, 2016 by and between Mattson Technology, Inc. and Sir Properties Trust

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2016	Mattson Technology, Inc.

By: /s/ TYLER PURVIS
Tyler Purvis SVP, Chief Accounting Officer and Corporate Controller (Principal Accounting Officer)

Index to Exhibits

Exhibit Number	Description
10.1	First Lease Amendment dated January 7, 2016 by and between Mattson Technology, Inc. and Sir Properties Trust